CARDLYTICS Q1 2023 Earnings Presentation May 4, 2023

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our), such as including the potential benefits of our acquisitions of Dosh, Bridg and Entertainment, becoming cash flow positive by the second half of 2023, earnings guidance for the [second quarter of 2023], our path to modest growth, the short- and long-term success of our product initiatives, our ability to achieve liquidity, long-term growth and profitability, Bridg's future gross margin, the anticipated impact of our strategic initiatives to create shareholder value and growth in MAUs and ARPU, are forward looking statements. The words “anticipate”,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 4, 2023. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward- looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted partner share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

Company overview

© 2021 Cardlytics 4 We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 188M+ Monthly Active Users(1) $4.1T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Cardlytics is focused on five strategic initiatives to create shareholder value + Connecting nearly all of MAUs to new Ad Server by the end of 2023 + Increasing adoption by agency, middle market and SMB clients Drive long-term growth & operating leverage + Upgraded UI / UX for more content and better offer constructs, and engagement solutions to drive engagement and spend Ad Server and Ads Manager adoption + Delivering product-level offers across wider retail to provide advertisers enhanced flexibility and optionality Next-gen customer experience + Scaled product-level offers from leading brands with a friction-free customer experience Product & category offers + Becoming cash flow positive as soon as possible with continued self-funding of growth initiatives Grocery & CPG at scale

Financial information & operating metrics

Trended consolidated results Q1 Adj. Contribution (5.6%) y/y Q1 Revenue (5.3%) y/y Q1 Billings (2.6%) y/y Revenue Adj. Contribution(1) Billings(1) $107.7 $110.4 $126.1

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our Partners GAAP revenue Recognized as Revenue; to be split between CDLX & our Partners Partner share Portion of Revenue shared with our Partners Adjusted contribution Amount retained by CDLX; net of Partner Share

Q1 2023 year-over-year consolidated results Consumer Incentives $30,297 $ 31,295 Partner Share $33,384 $32,775 $30,947 BILLINGS REVENUE ADJ. CONTRIBUTION Adjusted Contribution (2.6%) (5.3%) (5.6%) Q1 2022 Q1 2023 $35,153 Three Months Ended March 31, Change 2022 2023 $ % Billings(1) $98,225 $95,626 ($2,599) (2.6%) Consumer Incentives 30,297 31,295 998 3.3% Revenue $67,928 $64,331 ($3,597) (5.3%) Partner Share and other third-party costs 35,153 33,384 (1,769) (5.0%) Adjusted contribution(1) $32,775 $30,947 ($1,828) (5.6%) Delivery costs 6,533 6,424 (109) (1.7%) Gross profit $26,242 $24,523 ($1,719) (6.6%) Net income $33,038 $13,608 ($19,430) (58.8%) Adjusted EBITDA(1) ($10,537) ($6,091) $4,446 42.2%

Cardlytics platform advertiser spend by industry Industry % Change % of Advertiser Spend Three Months Ended March 31, vs 2022 vs 2021 2023 2022 2021 Grocery & Gas > 35% > 105% > 10% < 10% < 10% Restaurant > (45%) > (50%) < 15% > 25% > 35% Retail > 5% > 30% < 30% > 25% > 25% Travel & Entertainment > 55% > 285% > 10% < 10% < 5% Other n/a n/a < 5% > 0% > 0% DTC > (15%) > 25% < 30% > 30% > 25%

12

Cardlytics platform engagement metrics[(1)]

There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals.

Monthly log-in days[(2)] show that MAUs logged in 10 days per month in Q1 2023 and Q1 2022.

Offer activation rates[(2)] show higher rates for small-ticket, volume-heavy offers versus large-ticket and subscription offers.

Campaign spend ratios[(2)] show Cardlytics currently targets a small proportion of total MAU spend.

+ As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers.
+ There remains considerable room to target larger audiences in light of existing MAU engagement levels.

Offer Activation Rates by Industry


Q1 2022
Q1 2023
1.86%
1.66%
2.24%
2.88%
2.14%
2.70%
3.62%
2.92%
5.97%
6.46%
2.12%
2.15%
2.12%
2.54%
3.49%
3.71%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Campaign Spend Ratios by Industry


Q1 2022
Q1 2023
0.34%
0.49%
0.40%
0.95%
0.52%
0.98%
0.66%
0.39%
3.05%
2.57%
1.11%
1.80%
0.29%
0.25%
1.63%
3.62%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

(1) Metrics include US users only

(2) Please see appendix for definitions.

Significant MAU increase precedes opportunity for expected billings growth and future ARPU expansion for the Cardlytics platform ARPU(1)MAUs(1)

Appendix

Q1 2023 results Three Months Ended March 31, Change 2023 2022 AMT % Revenue $64,331 $67,928 ($3,597) (5.3%) Billings(1) 95,626 98,225 (2,599) (2.6%) Gross Profit 24,523 26,242 (1,719) (6.6%) Adjusted contribution(1) 30,947 32,775 (1,828) (5.6%) Net income attributable to common stockholders 13,608 33,038 (19,430) (58.8%) Net income per share (EPS), diluted $0.40 $0.91 ($0.51) (56.0%) Adjusted EBITDA(1) ($6,091) ($10,537) $4,446 (42.2%) Adjusted EBITDA margin(1)(2) (9.5%) (15.5%) 10.2% (65.8%) Non-GAAP net loss(1) ($9,216) ($14,210) $4,994 (35.1%) Non-GAAP net loss per share(1) ($0.25) ($0.38) $0.13 (34.0%) Cardlytics MAUs (in millions) 188.8 178.5 10.3 5.8% Cardlytics ARPU $0.34 $0.36 ($0.02) (5.6%) Bridg ARR $21,817 $14,017 $7,800 55.6%

Guidance Q2 2023 Guidance Billings(1) $98.0 - $109.0 Revenue $65.0 - $74.0 Adjusted Contribution(1) $32.0 - 38.0 Adjusted EBITDA(1) ($10.0) - ($6.0)

Reconciliation of GAAP revenue to billings Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Cardlytics Platform Revenue $53,230 $56,763 $62,075 $86,686 $63,983 $69,270 $67,285 $76,647 $59,030 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 Billings $76,317 $83,247 $95,539 $130,610 $94,280 $101,609 $104,971 $120,260 $90,325 Bridg Platform Revenue - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 Plus: Consumer Incentives - - - - - - - - - Billings - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 Consolidated Revenue $53,230 $58,853 $64,984 $90,049 $67,928 $75,405 $72,706 $82,503 $64,331 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 Billings $76,317 $85,337 $98,448 $133,973 $98,225 $107,744 $110,392 $126,116 $95,626

18

Reconciliation of GAAP gross profit to adjusted contribution

(Amounts in thousands)

	Three Months Ended								
	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023
Cardlytics Platform									
Revenue	$53,230	$56,763	$62,075	$86,686	$63,983	$69,270	$67,285	$76,647	$59,030
Minus:									
Partner Share and other third-party costs	29,771	29,890	33,929	47,274	35,027	39,403	37,399	42,375	33,175
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693
Gross Profit	$19,521	$22,036	$23,369	$34,794	$24,049	$23,556	$22,263	$29,001	$21,162
Plus:									
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-
Adjusted contribution	$24,341	$27,603	$28,877	$40,854	$28,956	$29,867	$29,886	$34,272	$25,855
Bridg Platform									
Revenue	-	$2,090	$2,909	$3,363	$3,945	$6,135	$5,421	$5,856	$5,301
Minus:									
Partner Share and other third-party costs	-	63	161	185	126	877	164	136	209
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731
Gross Profit	-	$1,116	$1,135	$1,369	$2,193	$3,407	$3,755	$4,408	$3,361
Plus:									
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731
Adjusted contribution	-	$2,027	$2,748	$3,178	$3,819	$5,258	$5,257	$5,720	$5,092
Consolidated									
Revenue	$53,230	$58,853	$64,984	$90,049	$67,928	$75,405	$72,706	$82,503	$64,331
Minus:									
Partner Share and other third-party costs	29,771	29,953	34,090	47,459	35,153	40,280	37,563	42,511	33,384
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424
Gross Profit	$19,521	$23,152	$24,504	$36,163	$26,242	$26,963	$26,018	$33,409	$24,523
Plus:									
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424
Deferred implementation costs	882	730	731	1,442	-	-	-	-	-
Adjusted contribution	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125	$35,143	$39,992	$30,947

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Cardlytics Platform Partner Share and other third-party costs $29,771 $29,890 $33,929 $47,274 $35,027 $39,403 $37,399 $42,375 $33,175 Minus: Deferred implementation costs 882 730 731 1,442 - - - - - Adjusted Partner Share and other third-party costs $28,889 $29,160 $33,198 $45,832 $35,027 $39,403 $37,399 $42,375 $33,175 Bridg Platform Partner Share and other third-party costs - $63 $161 $185 $126 $877 $164 $136 $209 Minus: Deferred implementation costs - - - - - - - - - Adjusted Partner Share and other third-party costs - $63 $161 $185 $126 $877 $164 $136 $209 Consolidated Partner Share and other third-party costs $29,771 $29,953 $34,090 $47,459 $35,153 $40,280 $37,563 $42,511 $33,384 Minus: Deferred implementation costs 882 730 731 1,442 - - - - - Adjusted Partner Share and other third-party costs $28,889 $29,223 $33,359 $46,017 $35,153 $40,280 $37,563 $42,511 $33,384

(Amounts in thousands) Reconciliation of GAAP net (loss) income to adjusted EBITDA Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Net (loss) income ($24,895) ($47,306) ($44,529) ($11,834) $33,038 ($126,290) $6,267 ($378,279) $13,608 Plus: Income tax benefit - - - (7,864) - (1,446) - - - Interest expense, net 3,045 3,078 3,193 3,247 947 879 580 150 8 Depreciation and amortization expense 3,065 8,833 8,375 9,598 9,871 10,356 10,468 6,849 6,575 Stock-based compensation expense 7,248 13,337 16,830 12,849 13,585 12,842 5,767 12,492 7,968 Foreign currency (gain) loss (319) - 1,543 43 1,671 4,538 4,673 (4,506) (1,389) Deferred implementation costs 882 730 731 1,442 - - - - - Acquisition and integration costs (benefit) 7,030 14,182 1,714 1,446 (4,599) 2,197 (1,867) 1,395 1,723 Change in fair value of contingent consideration - 1,480 6,261 (6,367) (65,050) (2,968) (46,126) (14,030) (34,584) Impairment of goodwill and intangible assets - - - - - 83,149 - 370,139 - Restructuring and reduction of force - - 713 - - 958 7,530 (347) - Adjusted EBITDA ($3,944) ($5,666) ($5,169) $2,560 ($10,537) ($15,785) ($12,708) ($6,137) ($6,091)

21

Reconciliation of adjusted contribution to adjusted EBITDA

(Amounts in thousands)

	Three Months Ended								
	Mar 31, 2021	Jun 30, 2021	Sept 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sept 30, 2022	Dec 31, 2022	Mar 31, 2023
Cardlytics Platform									
Adjusted Contribution	$24,341	$27,603	$28,877	$40,854	$28,956	$29,867	$29,886	$34,272	$25,855
Minus:									
Delivery costs	3,938	4,837	4,777	4,618	4,907	6,311	7,623	5,271	4,693
Sales and marketing expense	13,202	16,665	15,469	17,435	16,384	20,908	16,529	14,484	11,547
Research and development expense	6,218	8,481	10,163	10,531	11,313	11,936	11,682	13,002	10,327
General and administration expense	12,175	16,454	19,039	15,708	19,391	21,232	19,558	19,070	13,330
Stock-based compensation expense	(7,248)	(13,179)	(15,627)	(11,169)	(12,382)	(13,944)	(5,302)	(12,309)	(8,103)
Restructuring and reduction of force	-	-	(713)	-	-	(958)	(7,530)	347	-
Adjusted EBITDA	($3,944)	($5,656)	($4,231)	$3,731	($10,657)	($15,618)	($12,674)	($5,593)	($5,939)
Bridg Platform									
Adjusted Contribution	-	$2,027	$2,748	$3,178	$3,819	$5,258	$5,257	$5,720	$5,092
Minus:									
Delivery costs	-	911	1,613	1,809	1,626	1,851	1,502	1,312	1,731
Sales and marketing expense	-	398	1,264	1,564	1,264	1,075	1,760	2,341	2,401
Research and development expense	-	453	978	1,280	978	1,645	2,080	1,799	1,237
General and administration expense	-	434	1,034	1,376	1,034	(248)	414	995	(260)
Stock-based compensation expense	-	(158)	(1,203)	(1,681)	(1,203)	1,102	(465)	(183)	135
Restructuring and reduction of force	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	-	($11)	($938)	($1,170)	$120	($167)	($34)	($544)	($152)
Consolidated									
Adjusted Contribution	$24,341	$29,630	$31,625	$44,032	$32,775	$35,125	$35,143	$39,992	$30,947
Minus:									
Delivery costs	3,938	5,748	6,390	6,427	6,533	8,162	9,125	6,583	6,424
Sales and marketing expense	13,202	17,063	16,733	18,998	17,648	21,983	18,289	16,825	13,948
Research and development expense	6,218	8,934	11,141	11,811	12,291	13,581	13,762	14,801	11,564
General and administration expense	12,175	16,888	20,073	17,085	20,425	20,984	19,972	20,065	13,070
Stock-based compensation expense	(7,248)	(13,337)	(16,830)	(12,849)	(13,585)	(12,842)	(5,767)	(12,492)	(7,968)
Restructuring and reduction of force	-	-	(713)	-	-	(958)	(7,530)	347	-
Adjusted EBITDA	($3,944)	($5,666)	($5,169)	$2,560	($10,537)	($15,785)	($12,708)	($6,137)	($6,091)

Reconciliation of GAAP net income to non-GAAP net loss and non-GAAP net loss per share Three Months Ended March 31, 2023 2022 Net income $13,608 $33,038 Plus: Stock-based compensation expense 7,968 13,585 Foreign currency (gain) loss (1,389) 1,671 Acquisition and integration benefit 1,723 (4,599) Amortization of acquired intangibles 3,458 7,145 Change in fair value of contingent consideration (34,584) (65,050) Non-GAAP net loss ($9,216) ($14,210) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: Weighted-average common shares outstanding, diluted 36,727 37,185 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.25) ($0.38)

Reconciliation of forecasted GAAP revenue to billings Q2 2023 Guidance Revenue $65.0 - $74.0 Plus: Consumer Incentives $33.0 - $35.0 Billings $98.0 - $109.0

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing on our platform generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our (loss) income before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring and reduction of force; acquisition and integration cost (benefit); Impairment of goodwill and intangible assets; and change in fair value of contingent considerations. Bridg ARR: We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period. Cardlytics MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net income before stock-based compensation expense; foreign currency loss (gain); acquisition and integration cost (benefit); amortization of acquired intangibles; and change in fair value of contingent considerations. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted. Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Industry and account definitions Segment Segment Constituents Entertainment Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery & Gas Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television Travel & Entertainment Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Merchants on the Cardlytics platform in which we interact with an advertising agency that we believe holds significant influence over the decision-making process as it relates to the design and management of advertising campaigns Agency